UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): December 15, 2025
PLAYBOY, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39312	37-1958714
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10960 Wilshire Blvd., Suite 2200 Los Angeles, California	90024
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 424-1800
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PLBY	Nasdaq Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01    Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
The information set forth in Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of Independent Director

On December 15, 2025, Natalia Premovic notified the Board of Directors (the “Board”) of Playboy, Inc. (the “Company”) of her resignation from the Board effective immediately. Ms. Premovic’s resignation from the Board is due to personal reasons and is not due to any disagreement with the Company or any person affiliated with the Company on any matter relating to the Company’s operations, policies or practices.

Non-Compliance with Nasdaq Rule Following Resignation of Ms. Premovic

On December 16, 2025, the Company notified the Nasdaq Stock Market, LLC (“Nasdaq”) of the Company’s temporary noncompliance with the continued listing requirements as set forth in Nasdaq Listing Rules 5605(b) regarding the composition of the Board, because there is no longer a majority of independent directors on the Board due to the lack of one independent director. Following Ms. Premovic’s resignation, the Board has three independent directors, three non-independent directors and one vacant seat to be filled by a new independent director. As Ms. Premovic was not on any committees of the Board, all committees of the Board remain composed solely of independent directors.

On December 18, 2025, the Company received a deficiency letter (the “Nasdaq Letter”) from Nasdaq, notifying the Company that it is not in compliance with Nasdaq Listing Rule 5605. The Company will rely on the cure period set forth in Nasdaq Listing Rule 5605(b)(1)(A) with respect to the composition of its Board, which cure period is expected to expire as of the date of the Company’s 2026 annual meeting of stockholders. The Company is in the process of identifying a new independent director to appoint to the Board to fill the vacancy created by Ms. Premovic’s resignation, and the Company anticipates appointing such replacement director within the applicable cure period under the Nasdaq rule referenced above.

Neither the Nasdaq Letter nor the Company’s noncompliance with the Nasdaq Listing Rule 5605 has an immediate effect on the listing or trading of the Company’s common stock, which will continue to trade on Nasdaq under the symbol “PLBY”.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 19, 2025	PLAYBOY, INC.

	By:	/s/ Chris Riley
	Name:	Chris Riley
	Title:	General Counsel and Secretary